UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-01731

SOURCE CAPITAL, INC.
(Exact name of registrant as specified in charter)

11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA		90025
(Address of principal executive offices)		(Zip code)

(Name and address of agent for service)		Copy to:

J. RICHARD ATWOOD, PRESIDENT SOURCE CAPITAL, INC. 11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA 90025		MARK D. PERLOW, ESQ. DECHERT LLP ONE BUSH STREET, STE. 1600 SAN FRANCISCO, CA 94104

Registrant’s telephone number, including area code:		(310) 473-0225

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2019

Item 1:  Report to Shareholders.

SOURCE CAPITAL, INC.

SEMIANNUAL REPORT

for the six months ended June 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, we intend to no longer mail paper copies of the Fund's shareholder reports, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the FPA Funds website (fpa.com/funds), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or enroll in e-delivery at fpa.com (for accounts held directly with the Fund).

You may elect to continue to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you may inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting American Stock Transfer & Trust Company at (800) 279-1241 or www.amstock.com, or your financial intermediary.

SOURCE CAPITAL, INC.
LETTER TO SHAREHOLDERS

DEAR SHAREHOLDERS:

Performance

During the second quarter of 2019, the net asset value per share return of Source Capital (or the "Fund") was 3.35%, and 2.29% on a market price basis (both percentages including the reinvestment of the distributions paid during the period). These changes compare with a second quarter return of 4.30% for the S&P 500 Index and a return of 3.96% return for the 60/40 blended S&P 500/ Bloomberg Barclays U.S. Aggregate Bond Index during the same period. For the calendar year to date period, the net asset value per share return of the Fund was 13.92%, and 13.91% on a market price basis (both percentages including the reinvestment of the distributions paid during the period). These changes compare with returns of 18.54% and 13.64% for the S&P 500 Index and the 60/40 blended S&P 500/ Bloomberg Barclays U.S. Aggregate Bond Index during the same period, respectively.1

The Fund's top five contributors and detractors for the second quarter of 2019 are presented below. The winners contributed 2.91%, while the losers detracted 1.88%.2

Q2 Contributors	Performance Contribution	Percent of Portfolio	Detractors	Performance Contribution	Percent of Portfolio
Arconic	0.97%	3.7%	Baidu	-0.65%	1.6%
AIG	0.87%	4.3%	Mylan	-0.51%	1.0%
TE Connectivity	0.41%	2.3%	Alphabet	-0.36%	4.0%
Citigroup	0.33%	2.8%	Glencore	-0.19%	1.2%
Facebook	0.33%	2.4%	Altaba	-0.17%	2.5%

The Fund's top five contributors and detractors for the year to date period ended June 30, 2019 are presented below. The winners contributed 5.26%, while the losers detracted 0.74%.2

YTD Contributors	Performance Contribution	Percent of Portfolio	Detractors	Performance Contribution	Percent of Portfolio
Arconic	1.45%	3.7%	Baidu	-0.64%	1.6%
AIG	1.33%	4.3%	Mylan	-0.51%	1.0%
Facebook	0.86%	2.4%	PHI Inc. Company	-0.10%	0.2%
Citigroup	0.82%	2.8%	Glencore	-0.06%	1.2%
Analog Devices	0.80%	2.9%	Olympus	-0.01%	0.5%

Markets

Interest rates have helped drive stock market returns over the past few decades, and now, while only marginally higher than thousand-year-plus recorded lows, rates are again expected to remain low—and perhaps sink even more—for even longer.

Low interest rates make stocks more valuable. We use the Dividend Discount Model, or DDM, as a simple proxy for valuing businesses to illustrate that principle.

In the DDM formula, P is the fair price of a particular stock; D1 is the expected annual dividend; r is its discount rate, and g is its dividend growth rate. Assume that the value of a business is equal to the sum of cash flows received by the shareholder over time. (Of course many companies reinvest their free cash flow and pay no dividend. We assume dividends and cash flow are interchangeable for this simple example.)

We will assume a dividend growth rate of 5% and set the expected annual dividend at $1 a share and leave them constant to isolate the effect of changes in interest rates. We will assign a discount rate based on a U.S. government bond plus an equity risk premium. In

1  Comparison to the S&P 500 Index and the Bloomberg Barclays U.S. Aggregate Bond Index is for illustrative purposes only. The Fund does not include outperformance of any index or benchmark in its investment objectives.

2  The 2Q 2019 and 1H 2019 top five contributors and detractors to the Fund's performance is based on contribution to return for the periods noted. Contribution is presented gross of investment management fees, transactions costs, and Fund operating expenses, which if included, would reduce the returns presented. The information provided does not reflect all positions purchased, sold or recommended by FPA during the quarter. It should not be assumed that recommendations made in the future will be profitable or will equal the performance of the securities listed. Past performance is no guarantee, nor is it indicative, of future returns.

SOURCE CAPITAL, INC.

this example, we use the yield of a 10-year U.S. Treasury note in 2007, which was 5%, and the same note in 2019, when it was 2%, and then added a 5% risk premium for a discount rate of 10% and 7%.

Interest Rates—A Driver of Business Value3

In this case, the value of a business in 2019 that looks the same as one in 2007 would be worth 2.5 times as much, thanks to a discount rate that is 30% lower. In other words, low interest rates have added 7.9% to the return of the market since 2007, all else being equal; i.e., the rate of return from $20 to $50 over 12 years.

The beneficial impact of low rates on a highly leveraged equity would be even greater, in part because borrowing costs have declined so dramatically and in part because even more cash flow goes to investors.

The impact on a bond holder would be similar. In 2007, a 10-year U.S. Treasury note with a 5% coupon would be priced to yield 5% and therefore trade at $100. In 2019, a 10-year note priced to yield 2% would trade at $127—or, 27% higher.4

Jim Grant of the eponymous Grant's Interest Rate Observer has called today's current low interest rate environment a "yield famine".5 Taking that thought a step further, a starving person will eat most anything put in front of him, and indeed, investors hungry for returns are replacing low yielding, conservative fixed income and cash-like investments with riskier assets, further fueling markets already running on high octane. In our opinion, features of those assets like low coupons, high leverage and weak covenants are more meal replacements than sustenance.

There is an aura of hopeful complacency floating around the stock market that, in part, finds need replacing want. Investors wanting a higher rate of return have often steered bull markets, and this bull market certainly has that characteristic. What's different today is that an investor cohort needing return also has a hand on the steering wheel in this market.

Let's say that before the Great Recession in 2007, you sought a conservative return, eschewing credit risk in exchange for a modicum of interest rate risk. You might have purchased a 10-year U.S. treasury note yielding 5.02%, and if you were fortunate enough to have $2.5 million to invest, you would have received an annual return of $125,450 for the next ten years.6 Today the 10-year Treasury yields a lowly 2.05% and that same investment would give you just $51,125 annually—a 59% decline.

What's more, the ravages of inflation have reduced the purchasing power of that relatively meager return by a further $8,840, so that its real value is an annual inflation-adjusted $42,285—$83,165 less than it earned just a little more than a decade ago—a 66.3% drop in purchasing power!

That means a retired person investing today is left with three choices: curtail lifestyle, spend principal or take on more risk. As creatures of habit, changing how we live is difficult, particularly if it means consuming less. Watching your nest egg shrink is also discomfiting unless your corpus is unusually large or you are older so that it matters less (assuming you don't plan to leave much to your heirs). So it's not surprising that most people select the third option and assume more risk, perhaps without even realizing they have added risk to their portfolio. They may at first look for yield in vehicles that at least look and feel like conservative bonds, an exercise likely to lead them to high-yield bonds, utilities, master limited partnerships and, maybe, higher yielding common stocks. Eventually they may even find their way to stocks that pay no dividend at all.

This has led the average household to have 44% invested in common stocks—the second-highest level in the past 18 years.7 Crowding into equities has been a prescription that cured most ailments for more than a decade now. We suspect that not everyone knows what is in their portfolio; not everyone understands that volatility will most likely recur at some point, and not everyone fully understands how they might react to a major and sustained market downdraft. Will they panic and reduce their exposure? Or will they ride it out and maybe even buy more? History suggests the former.

Larger equity ownership generally suggests lower future stock market returns. As noted above, household ownership of equities currently stands at 44%, falling into the highest quintile and suggesting dismal prospective returns.

3  Source: FPA. These calculations are hypothetical and are for illustrative purposes only.

4  The 27% increase in bond prices has been a benefit for an investor interested in assuming interest rate risk. For investors such as ourselves, who prefer credit risk to interest rate risk, this has been a headwind.

5  Grant's Interest Rate Observer. May 17, 2019.

6  10-year US Treasury note yielded 5.018% at 2007 third quarter-end (September 28, 2007).

7  Source: Federal Reserve Economic Data, Bloomberg. Data as of December 31, 2018.

SOURCE CAPITAL, INC.

Unusually, both risk-on and risk-off trades are working right now, allowing bulls and bears to win concurrently. Most global stock markets are trading at or near all-time highs, and gold and long-term U.S. Treasury bonds have also rallied. Thus, we have opposing sentiments existing and thriving in the same market.

Bull Market for Risk-on and Risk-off Assets9

	Year-to-Date Return	Cumulative Return since 2016 Low (ex. Dividends)	Percent Below All-time High
MSCI ACWI	16.57%	48.14%	At high
S&P 500	18.54%	60.83%	At high
Gold	10.20%	13.54%	-25.60%
US Treasury Bonds (30-year)	12.10%	8.05%	-7.32%

Many investors have placed the fears that sank the market in the fourth quarter of last year aside, pushing global markets higher despite a rising tide of populism around the world; slowing economic growth; looming Brexit, and U.S. corporate debt proliferation that features low coverage ratios for this point in the cycle, not to mention, weak covenants, high sovereign debt, high state and municipal debt, trade wars—we could go on.

Some investors believe that economies and markets will eventually suffer from some combination of the aforementioned woes. Interest rates, they argue, should then decline even from current low levels, and U.S. Treasuries and gold should be a safe place to wait out the inevitable correction. Inevitability we can affirm, timing we cannot. We know not which path the market's mixed signals portend, thereby making any prognostication an unsavory exercise of futility.

There isn't anything, however, that suggests rates can't remain low for a long, long time. As we collectively drink from this trough of easy, cheap money, there is no reason to believe we will escape an unfortunate hangover, unless, of course, long-standing economic rules are up-ended and cycles abrogated.

Open Market Repurchases

We started the quarter with the market discount to net asset value of 12.73% and ended the quarter with the discount at 13.69%. We repurchased 28,114 shares in the second quarter of 2019 at an average discount of 13.33%. The shares repurchased were accretive to shareholders by adding almost $0.02 per share to the Fund's NAV.

8  Source: Federal Reserve Economic Data, Bloomberg.

9  Data in table through June 30, 2019. The date of the '2016 Low' was February 11, 2016. Gold's all-time high price, as measured by the LBMA Gold Price PM Index, was 1895 recorded on September 5, 2011. The change in the price for the 30-year US Treasury bonds was calculated by comparing the price of two 30-year US Treasury bonds where coupon is held constant. The lowest 30-Year US Treasury bond yield (coincident with its all-time high price) was 2.11% recorded on July 8, 2011. The 30-year US Treasury Bond yield as of June 30, 2019 was 2.52%. Past performance is no guarantee of future results.

SOURCE CAPITAL, INC.

As a reminder, Source Capital is authorized to make open-market repurchases of its common stock of up to 10% of the Fund's outstanding shares at such times as its shares trade at a greater than 10% discount to the Fund's net asset value, when in FPA's judgment such repurchases would benefit shareholders, subject to various factors, including the limitations imposed by the federal securities laws governing the repurchase of an issuer's stock by the issuer and the managers' ability to raise cash to repurchase shares in a tax-efficient manner. There is no assurance that Source Capital will purchase shares at any specific discount levels or in any specific amounts.

Respectfully submitted,

Source Capital Portfolio Management Team

July 2019

SOURCE CAPITAL, INC.

Important Disclosures

This Commentary is for informational and discussion purposes only and does not constitute, and should not be construed as, an offer or solicitation for the purchase or sale with respect to any securities, products or services discussed, and neither does it provide investment advice. This Commentary does not constitute an investment management agreement or offering circular.

On December 1, 2015, a new portfolio management team assumed management of the Fund and the Fund transitioned to a balanced strategy. Performance prior to December 1, 2015 reflects the performance of the prior portfolio manager and investment strategy and is not indicative of performance for any subsequent periods.

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may vary from the performance quoted. The Fund is managed according to its investment strategy which may differ significantly in terms of security holdings, industry weightings, and asset allocation from those of the indices. Overall Fund performance, characteristics and volatility may differ from the indices shown.

Current performance information is updated monthly and is available by calling 1-800-982-4372. Performance data quoted represents past performance, which is no guarantee of future results. Current performance may vary from the performance quoted. The returns shown for Source Capital are calculated at net asset value per share, including reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions, which would lower these figures. Since Source Capital is a closed-end investment company and its shares are bought and sold on the New York Stock Exchange, your performance may also vary based upon the market price of the common stock.

The Fund is managed according to its investment strategy which may differ significantly in terms of security holdings, industry weightings, and asset allocation from those of any indices noted herein. Overall Fund performance, characteristics and volatility may differ from the benchmark(s) shown.

There is no guarantee the Fund's investment objectives will be achieved. You should consider the Fund's investment objectives, risks, and charges and expenses carefully before you invest. You can obtain additional information by visiting the website at www.fpa.com, by email at crm@fpa.com, toll free by calling 1-800-279-1241 (option 1), or by contacting the Fund in writing

The views expressed herein and any forward-looking statements are as of the date of this publication and are those of the portfolio management team. Future events or results may vary significantly from those expressed and are subject to change at any time in response to changing circumstances and industry developments. This information and data has been prepared from sources believed reliable, but the accuracy and completeness of the information cannot be guaranteed and is not a complete summary or statement of all available data.

Portfolio composition will change due to ongoing management of the Fund. References to individual securities are for informational purposes only and should not be construed as recommendations by the Fund or the portfolio managers. It should not be assumed that future investments will be profitable or will equal the performance of the security examples discussed. Please visit our website, www.fpa.com, for a complete list of portfolio holdings.

Investing in closed-end funds involves risk, including loss of principal. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. In addition, there is no guarantee the Fund's investment objectives will be achieved. You should consider the Fund's investment objectives, risks, and charges and expenses carefully before you invest.

Investments, including investments in open-end or closed-end mutual funds, carry risks and investors may lose principal value. Capital markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. It is important to remember that there are risks inherent in any investment and there is no assurance that any investment or asset class will provide positive performance over time. Small and midcap stocks involve greater risks and may fluctuate in price more than larger company stocks. Short-selling involves increased risks and transaction costs. You risk paying more for a security than you received from its sale.

The Fund may purchase foreign securities, including American Depository Receipts (ADRs) and other depository receipts, which are subject to interest rate, currency exchange rate, economic and political risks; these risks may be heightened when investing in emerging markets. Foreign investments, especially those of companies in emerging markets, can be riskier, less liquid, harder to value, and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Fund to value the securities. Differences in tax and accounting standards, difficulties in obtaining information about foreign companies, restrictions on receiving investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations, can all add to the risk and volatility of foreign investments.

The return of principal in a fund that invests in fixed income securities is not guaranteed. The Fund's investments in fixed income securities have the same issuer, interest rate, inflation and credit risks that are associated with underlying bonds owned by the Fund. Lower rated bonds, convertible securities and other types of debt obligations involve greater risks than higher rated bonds.

SOURCE CAPITAL, INC.

When interest rates go up, the value of fixed income securities, such as bonds, typically go down and investors may lose principal value. Credit risk is the risk of loss of principle due to the issuer's failure to repay a loan. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults, the security may lose some or all its value.

Mortgage securities and collateralized mortgage obligations (CMOs) are subject to prepayment risk and the risk of default on the underlying mortgages or other assets; such derivatives may increase volatility. Convertible securities are generally not investment grade and are subject to greater credit risk than higher-rated investments. High yield securities can be volatile and subject to much higher instances of default. The Fund may experience increased costs, losses and delays in liquidating underlying securities should the seller of a repurchase agreement declare bankruptcy or default.

Value style investing presents the risk that the holdings or securities may never reach their full market value because the market fails to recognize what the portfolio management team considers the true business value or because the portfolio management team has misjudged those values. In addition, value style investing may fall out of favor and underperform growth or other styles of investing during given periods.

Index Definitions

Comparison to any index is for illustrative purposes only and should not be relied upon as a fully accurate measure of comparison. The Fund will be less diversified than the indices noted herein, and may hold non-index securities or securities that are not comparable to those contained in an index. Indices will hold positions that are not within the Fund's investment strategy. Indices are unmanaged and do not reflect any commissions or fees which would be incurred by an investor purchasing the underlying securities. An investor cannot invest directly in an index. The Fund does not include outperformance of any index or benchmark in its investment objectives.

S&P 500 Index includes a representative sample of 500 leading companies in leading industries of the U.S. economy. The index focuses on the large-cap segment of the market, with over 80% coverage of U.S. equities, but is also considered a proxy for the total market.

The Bloomberg Barclays U.S. Aggregate Bond Index provides a measure of the performance of the U.S. investment grade bonds market, which includes investment grade U.S. Government bonds, investment grade corporate bonds, mortgage pass-through securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Index must have at least 1-year remaining in maturity. In addition, the securities must be denominated in U.S. dollars and must be fixed rate, nonconvertible, and taxable.

60% S&P 500/40% Bloomberg Barclays Aggregate Index is a hypothetical combination of unmanaged indices comprised of 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index, representing the Fund's neutral mix of 60% stocks and 40% bonds.

SOURCE CAPITAL, INC.

The discussion of Company investments represents the views of the Company's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Company's managers believe that the Company's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

The Russell 2500 Index is an unmanaged index comprised of the 2,500 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The S&P 500 Index is an index of 500 companies with large market capitalization.

FORWARD LOOKING STATEMENT DISCLOSURE

As managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on our current expectations, they are considered "forward-looking statements," which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

SOURCE CAPITAL, INC.
PORTFOLIO SUMMARY

June 30, 2019
(Unaudited)

Common Stocks		60.0%
Internet Media	9.1%
Diversified Banks	6.2%
Aircraft & Parts	6.2%
Semiconductor Devices	5.8%
Cable & Satellite	4.9%
P&C Insurance	4.3%
Cement & Aggregates	3.9%
Electrical Components	2.4%
Infrastructure Software	2.2%
Investment Companies	2.0%
Midstream — Oil & Gas	1.9%
Banks	1.7%
Insurance Brokers	1.7%
Consumer Finance	1.6%
E-Commerce Discretionary	1.3%
Mining Services	1.2%
Generic Pharmaceuticals	1.0%
Home Improvement	0.8%
Application Software	0.7%
Food & Drug Stores	0.6%
Medical Equipment	0.5%
Closed End Fund		2.4%
Bonds & Debentures		32.3%
Asset-Backed Securities	15.8%
Residential Mortgage-Backed Securities	8.7%
Commercial Mortgage-Backed Securities	3.5%
U.S. Treasuries	2.4%
Corporate Bank Debt	1.4%
Corporate Bonds & Notes	0.5%
Short-Term Investments		5.1%
Other Assets and Liabilities, Net		0.2%
Net Assets		100.0%

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS

June 30, 2019
(Unaudited)

COMMON STOCKS	Shares	Fair Value
INTERNET MEDIA — 9.1%
Alphabet, Inc. (Class A)(a)	6,500	$7,038,200
Alphabet, Inc. (Class C)(a)	6,542	7,071,313
Baidu, Inc. (ADR) (China)(a)	48,480	5,689,613
Facebook, Inc. (Class A)(a)	45,470	8,775,710
Naspers, Ltd. (N Shares) (South Africa)	16,798	4,078,175
		$32,653,011
DIVERSIFIED BANKS — 6.2%
Bank of America Corp.	296,656	$8,603,024
Citigroup, Inc.	141,320	9,896,640
Royal Bank of Scotland Group plc (Britain)	1,331,100	3,715,564
		$22,215,228
AIRCRAFT & PARTS — 6.2%
Arconic, Inc.	509,820	$13,163,552
United Technologies Corp.	68,905	8,971,431
		$22,134,983
SEMICONDUCTOR DEVICES — 5.8%
Analog Devices, Inc.	90,840	$10,253,111
Broadcom, Inc.	36,777	10,586,627
		$20,839,738
CABLE & SATELLITE — 4.9%
Charter Communications, Inc. (Class A)(a)	21,201	$8,378,211
Comcast Corp. (Class A)	220,003	9,301,727
		$17,679,938
P&C INSURANCE — 4.3%
American International Group, Inc.	291,650	$15,539,112
CEMENT & AGGREGATES — 3.9%
HeidelbergCement AG (Germany)	80,891	$6,545,380
LafargeHolcim Ltd. (Switzerland)(a)	153,007	7,471,669
		$14,017,049
ELECTRICAL COMPONENTS — 2.4%
TE Connectivity, Ltd. (Switzerland)	88,005	$8,429,119
INFRASTRUCTURE SOFTWARE — 2.2%
Microsoft Corp.	59,682	$7,995,001
INVESTMENT COMPANIES — 2.0%
Groupe Bruxelles Lambert SA (Belgium)	74,640	$7,322,856
MIDSTREAM — OIL & GAS — 1.9%
Kinder Morgan, Inc.	324,353	$6,772,491
BANKS — 1.7%
Wells Fargo & Co.	131,258	$6,211,128
INSURANCE BROKERS — 1.7%
Aon plc (Britain)	31,660	$6,109,747
CONSUMER FINANCE — 1.6%
Ally Financial, Inc.	180,401	$5,590,627

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019
(Unaudited)

COMMON STOCKS (Continued)	Shares or Principal Amount	Fair Value
E-COMMERCE DISCRETIONARY — 1.3%
JD.com, Inc. (ADR) (China)(a)	158,947	$4,814,505
MINING SERVICES — 1.2%
Glencore plc (Switzerland)(a)	1,275,150	$4,426,564
GENERIC PHARMACEUTICALS — 1.0%
Mylan NV(a)	193,570	$3,685,573
HOME IMPROVEMENT — 0.8%
Mohawk Industries, Inc.(a)	19,419	$2,863,720
APPLICATION SOFTWARE — 0.7%
Nexon Co. Ltd. (Japan)(a)	169,000	$2,448,435
FOOD & DRUG STORES — 0.6%
Jardine Strategic Holdings, Ltd. (Hong Kong)	54,710	$2,086,092
MEDICAL EQUIPMENT — 0.5%
Olympus Corp. (Japan)	169,800	$1,883,604
TOTAL COMMON STOCKS — 60.0% (Cost $181,608,085)		$215,718,521
CLOSED END FUND — 2.4%
Altaba, Inc.(a) (Cost $7,537,310)	126,820	$8,797,503
BONDS & DEBENTURES
COMMERCIAL MORTGAGE-BACKED SECURITIES — 3.5%
AGENCY — 0.4%
Government National Mortgage Association 2014-148 A — 2.650% 11/16/2043	$191,070	$191,692
Government National Mortgage Association 2010-161 B — 3.000% 7/16/2040	77,066	77,024
Government National Mortgage Association 2019 39 A — 3.100% 5/16/2059	1,154,171	1,169,365
Government National Mortgage Association 2011-9 C, VRN — 3.512% 9/16/2041(b)	92,303	93,181
		$1,531,262
AGENCY STRIPPED — 1.9%
Government National Mortgage Association 2014-171 IO — 0.664% 11/16/2055(b)	$14,697,837	$468,837
Government National Mortgage Association 2012-79 IO — 0.672% 3/16/2053(b)	6,112,163	190,111
Government National Mortgage Association 2012-58 IO — 0.700% 2/16/2053(b)	11,735,815	320,658
Government National Mortgage Association 2015-86 IO — 0.762% 5/16/2052(b)	2,828,878	137,974
Government National Mortgage Association 2012-114 IO — 0.767% 1/16/2053(b)	14,771,047	663,021
Government National Mortgage Association 2012-109 IO — 0.769% 10/16/2053(b)	11,654,447	325,005
Government National Mortgage Association 2015-19 IO — 0.769% 1/16/2057(b)	7,361,210	385,872
Government National Mortgage Association 2014-153 IO — 0.787% 4/16/2056(b)	10,768,204	526,825
Government National Mortgage Association 2013-146 IO — 0.792% 11/16/2048(b)	15,581,118	529,934
Government National Mortgage Association 2013-74 IO — 0.798% 12/16/2053(b)	17,994,138	800,718
Government National Mortgage Association 2014-187 IO — 0.865% 5/16/2056(b)	6,027,635	315,147
Government National Mortgage Association 2015-169 IO — 0.925% 7/16/2057(b)	2,137,127	130,930
Government National Mortgage Association 2015-114 IO — 0.936% 3/15/2057(b)	2,051,271	119,405
Government National Mortgage Association 2015-108 IO — 0.938% 10/16/2056(b)	7,865,940	441,809
Government National Mortgage Association 2016-65 IO — 1.002% 1/16/2058(b)	6,220,667	468,315
Government National Mortgage Association 2016-106 IO — 1.031% 9/16/2058(b)	6,295,640	461,355
Government National Mortgage Association 2016-125 IO — 1.062% 12/16/2057(b)	3,642,347	285,325
		$6,571,241

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019
(Unaudited)

BONDS & DEBENTURES (Continued)	Principal Amount	Fair Value
NON-AGENCY — 1.2%
Aventura Mall Trust M 2013-AVM A — 3.867% 12/5/2032(b)(c)	$970,000	$992,766
Bear Stearns Commercial Mortgage Securities Trust 2005-PWR7 B — 5.214% 2/11/2041(b)	118,771	119,176
Citigroup Commercial Mortgage Trust 2017-C4 A2 — 3.190% 10/12/2050	408,000	418,616
COMM Mortgage Trust 2014-FL5 B, 1M LIBOR + 2.150% — 3.826% 10/15/2031(b)(c)	23,591	23,608
COMM Mortgage Trust 2014-FL5 C, 1M LIBOR + 2.150% — 3.826% 10/15/2031(b)(c)	226,000	225,091
DBUBS Mortgage Trust 2011-LC2A A4 — 4.537% 7/10/2044(c)	1,082,030	1,118,706
JPMBB Commercial Mortgage Securities Trust 2015-C30 ASB — 3.559% 7/15/2048	126,000	130,671
Latitude Management Real Estate Capita 2016-CRE2 A, 1M LIBOR + 1.700% — 4.181% 11/24/2031(b)(c)	257,582	257,899
Madison Avenue Trust M 2013-650M A — 3.843% 10/12/2032(c)	277,000	280,918
WFRBS Commercial Mortgage Trust 2013-UBS1 A3 — 3.591% 3/15/2046	737,000	748,276
		$4,315,727
TOTAL COMMERICAL MORTGAGE-BACKED SECURITIES (Cost $12,477,162)		$12,418,230
RESIDENTIAL MORTGAGE-BACKED SECURITIES — 8.7%
AGENCY COLLATERALIZED MORTGAGE OBLIGATION — 1.5%
Federal Home Loan Mortgage Corp. 4302 AE — 2.00% 11/15/2029	$305,346	$304,110
Federal Home Loan Mortgage Corp. 4664 TA — 3.00% 9/15/2037	150,267	152,363
Federal Home Loan Mortgage Corp. 4504 DN — 3.00% 10/15/2040	285,506	289,941
Federal Home Loan Mortgage Corp. 3862 MB — 3.50% 5/15/2026	409,251	422,789
Federal National Mortgage Association 2012-117 DA — 1.50% 12/25/2039	94,085	88,798
Federal National Mortgage Association 2014-89 LB — 2.00% 6/25/2042	89,012	88,275
Federal National Mortgage Association 2011-61 B — 3.00% 7/25/2026	248,000	253,447
Federal National Mortgage Association 2017-30 G — 3.00% 7/25/2040	219,318	223,322
Federal National Mortgage Association 2013-93 PJ — 3.00% 7/25/2042	45,374	46,371
Federal National Mortgage Association 2017-16 JA — 3.00% 2/25/2043	600,194	604,879
Federal National Mortgage Association 2018-16 HA — 3.00% 7/25/2043	562,958	569,445
Federal National Mortgage Association 2011-98 VE — 3.50% 6/25/2026	329,000	335,153
Federal National Mortgage Association 2011-80 KB — 3.50% 8/25/2026	326,843	334,156
Federal National Mortgage Association 2017-45 KD — 3.50% 2/25/2044	441,008	447,755
Federal National Mortgage Association 2017-52 KC — 3.50% 4/25/2044	448,260	455,502
Federal National Mortgage Association 2017-59 DC — 3.50% 5/25/2044	636,779	652,801
Federal National Mortgage Association 2003-78 B — 5.00% 8/25/2023	152,584	160,049
		$5,429,156
AGENCY POOL FIXED RATE — 4.5%
Federal Home Loan Mortgage Corp. G16178 — 2.50% 11/1/2028	$484,651	$489,198
Federal Home Loan Mortgage Corp. G16618 — 2.50% 1/1/2030	803,483	811,021
Federal Home Loan Mortgage Corp. J16678 — 3.00% 9/1/2026	108,100	110,545
Federal Home Loan Mortgage Corp. J17544 — 3.00% 12/1/2026	148,336	151,830
Federal Home Loan Mortgage Corp. G16406 — 3.00% 1/1/2028	476,831	487,764
Federal Home Loan Mortgage Corp. G16620 — 3.00% 8/1/2028	203,488	208,217
Federal Home Loan Mortgage Corp. G16478 — 3.00% 5/1/2030	649,795	664,288
Federal Home Loan Mortgage Corp. G16473 — 3.50% 1/1/2028	755,741	782,420
Federal Home Loan Mortgage Corp. G16613 — 3.50% 8/1/2028	189,612	196,305
Federal Home Loan Mortgage Corp. V62149 — 3.50% 9/1/2028	132,189	136,896
Federal Home Loan Mortgage Corp. J26472 — 3.50% 11/1/2028	157,975	163,990
Federal Home Loan Mortgage Corp. G13122 — 5.00% 4/1/2023	139,344	144,499
Federal Home Loan Mortgage Corp. G13145 — 5.50% 4/1/2023	260,461	270,579
Federal National Mortgage Association MA1212 — 2.50% 10/1/2022	211,945	213,285
Federal National Mortgage Association AR6882 — 2.50% 2/1/2028	82,843	83,574
Federal National Mortgage Association BM4386 — 2.50% 8/1/2030	313,023	315,785
Federal National Mortgage Association AJ6973 — 3.00% 11/1/2026	37,124	37,930

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019
(Unaudited)

BONDS & DEBENTURES (Continued)	Principal Amount	Fair Value
Federal National Mortgage Association AJ9387 — 3.00% 12/1/2026	$19,125	$19,540
Federal National Mortgage Association AU3826 — 3.00% 12/1/2026	555,432	566,801
Federal National Mortgage Association AL1345 — 3.00% 2/1/2027	35,130	35,893
Federal National Mortgage Association AB4673 — 3.00% 3/1/2027	37,930	38,754
Federal National Mortgage Association AK9467 — 3.00% 3/1/2027	40,384	41,262
Federal National Mortgage Association AB8890 — 3.00% 4/1/2028	175,366	179,175
Federal National Mortgage Association AL4693 — 3.00% 8/1/2028	33,452	34,178
Federal National Mortgage Association MA3480 — 3.00% 8/1/2028	135,691	138,765
Federal National Mortgage Association AU6681 — 3.00% 9/1/2028	325,425	332,493
Federal National Mortgage Association AU6682 — 3.00% 9/1/2028	1,632,251	1,667,703
Federal National Mortgage Association MA3485 — 3.00% 9/1/2028	69,567	71,143
Federal National Mortgage Association 890837 — 3.00% 10/1/2028	384,456	392,806
Federal National Mortgage Association BM4485 — 3.00% 9/1/2030	1,070,086	1,093,328
Federal National Mortgage Association BM3539 — 3.00% 10/1/2030	794,875	812,388
Federal National Mortgage Association BM4536 — 3.00% 8/1/2031	1,148,776	1,173,728
Federal National Mortgage Association BM3973 — 3.00% 4/1/2032	1,167,681	1,193,772
Federal National Mortgage Association AB2446 — 3.50% 3/1/2026	209,666	216,475
Federal National Mortgage Association MA3075 — 3.50% 7/1/2027	683,765	707,469
Federal National Mortgage Association MA3132 — 3.50% 9/1/2027	149,490	154,672
Federal National Mortgage Association MA3251 — 3.50% 1/1/2028	184,867	191,276
Federal National Mortgage Association MA3321 — 3.50% 3/1/2028	106,247	109,930
Federal National Mortgage Association CA1631 — 3.50% 10/1/2028	185,011	191,020
Federal National Mortgage Association MA3514 — 3.50% 11/1/2028	453,979	469,859
Federal National Mortgage Association MA3542 — 3.50% 12/1/2028	410,594	424,957
Federal National Mortgage Association BM1231 — 3.50% 11/1/2031	371,393	384,384
Federal National Mortgage Association AE0286 — 5.00% 4/1/2025	151,091	156,964
Federal National Mortgage Association AL7725 — 5.00% 9/1/2025	209,065	216,326
		$16,283,187
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATION — 2.7%
BRAVO Residential Funding Trust 2019-1 A1C — 3.50% 3/25/2058(c)	$618,470	$623,477
CIM Trust 2017-7 A, VRN — 3.00% 4/25/2057(c)	640,395	645,523
CIM Trust 2018-R3 A1, VRN — 5.00% 12/25/2057(c)	984,996	1,032,902
Citigroup Mortgage Loan Trust, Inc. 2014-A A — 4.00% 1/25/2035(c)	187,915	193,437
Finance of America Structured Securities Trust 2018-HB1 M1, VRN — 3.774% 9/25/2028(c)	355,000	360,308
Mill City Mortgage Loan Trust 2018-2 A1, VRN — 3.50% 5/25/2058(c)	966,025	984,388
Mill City Mortgage Loan Trust 2018-3 A1, VRN — 3.50% 8/25/2058(c)	516,748	528,952
Nationstar HECM Loan Trust 2018-2A M1, VRN — 3.552% 7/25/2028	188,000	189,949
Nomura Resecuritization Trust 2016-1R 3A1 — 5.00% 9/28/2036(c)	98,590	100,988
Towd Point Mortgage Trust 2016-3 A1 — 2.25% 4/25/2056(c)	366,497	363,775
Towd Point Mortgage Trust 2015-5 A1B, VRN — 2.75% 5/25/2055(c)	151,896	152,471
Towd Point Mortgage Trust 2015-3 A1B, VRN — 3.00% 3/25/2054(c)	235,912	236,148
Towd Point Mortgage Trust 2018-1 A1, VRN — 3.00% 1/25/2058(c)	732,290	739,899
Towd Point Mortgage Trust 2018-2 A1, VRN — 3.25% 3/25/2058(c)	1,181,123	1,198,543
Towd Point Mortgage Trust 2018-5 A1A, VRN — 3.25% 7/25/2058(c)	1,150,442	1,166,866
Towd Point Mortgage Trust 2018-6 A1A, VRN — 3.75% 3/25/2058(c)	1,146,229	1,177,981
		$9,695,607
TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost $30,819,820)		$31,407,950
ASSET-BACKED SECURITIES — 15.8%
AUTO — 2.9%
Ally Auto Receivables Trust 2017-1 B — 2.35% 3/15/2022	$101,000	$100,745
Ally Auto Receivables Trust 2017-1 C — 2.48% 5/16/2022	191,000	190,734
AmeriCredit Automobile Receivables Trust 2017-1 C — 2.71% 8/18/2022	203,000	203,752

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019
(Unaudited)

BONDS & DEBENTURES (Continued)	Principal Amount	Fair Value
CarMax Auto Owner Trust 2018-1 A3 — 2.48% 11/15/2022	$474,000	$474,926
CarMax Auto Owner Trust 2018-2 A3 — 2.98% 1/17/2023	536,000	541,949
CarMax Auto Owner Trust 2019-1 A4 — 3.26% 8/15/2024	463,000	476,269
CarMax Auto Owner Trust 2019-1 B — 3.45% 11/15/2024	249,000	256,622
CarMax Auto Owner Trust 2018-4 A4 — 3.48% 2/15/2024	492,000	512,236
Credit Acceptance Auto Loan Trust 2017-3A A — 2.65% 6/15/2026(c)	445,000	445,765
Credit Acceptance Auto Loan Trust 2016-3A B — 2.94% 10/15/2024(c)	548,000	548,299
Credit Acceptance Auto Loan Trust 2017-3A B — 3.21% 8/17/2026(c)	941,000	948,952
First Investors Auto Owner Trust 2017-1A C — 2.95% 4/17/2023(c)	219,000	219,327
GM Financial Automobile Leasing Trust 2018-1 A4 — 2.68% 12/20/2021	385,000	386,271
GM Financial Automobile Leasing Trust 2017-2 C — 2.84% 6/21/2021	100,000	100,220
Honda Auto Receivables Owner Trust 2019-2 A4 — 2.54% 3/21/2025	359,000	364,178
Honda Auto Receivables Owner Trust 2018-1I A4 — 2.78% 5/15/2024	918,000	931,638
Hyundai Auto Lease Securitization Trust 2018-A A4 — 2.89% 3/15/2022(c)	576,000	580,325
Hyundai Auto Receivables Trust 2018-A A4 — 2.94% 6/17/2024	656,000	669,597
Mercedes-Benz Auto Lease Trust 2018-A A4 — 2.51% 10/16/2023	158,000	158,408
Prestige Auto Receivables Trust 2017-1A C — 2.81% 1/17/2023(c)	787,000	787,277
Prestige Auto Receivables Trust 2016-2A C — 2.88% 11/15/2022(c)	327,000	327,400
Westlake Automobile Receivables Trust 2018-1A C — 2.92% 5/15/2023(c)	310,000	311,075
World Omni Auto Receivables — 3.34% 6/16/2025	196,000	202,057
World Omni Auto Receivables Trust 2018-A A3 — 2.50% 4/17/2023	773,000	776,432
		$10,514,454
COLLATERALIZED LOAN OBLIGATION — 4.6%
Adams Mill CLO Ltd. 2014-1A B2R — 3.35% 7/15/2026(c)	$250,000	$251,173
B&M CLO Ltd. 2014-1A A2R, FRN — 4.201% 4/16/2026(b)(c)	287,000	287,068
Black Diamond CLO Ltd. 2014-1A A1R, 3M USD LIBOR + 1.150% — 3.738% 10/17/2026(b)(c)	784,900	784,989
Cerberus Loan Funding XVIII LP 2017-1A A, 3M USD LIBOR + 1.750% — 4.537% 4/15/2027(c)	1,138,000	1,138,476
Cerberus Loan Funding XXI LP 2017-4A A, FRN — 4.047% 10/15/2027(b)(c)	857,000	856,994
Elm Trust 2016-1A A2 — 4.163% 6/20/2025(c)	103,043	103,458
Elm Trust 2018-2A A2 — 4.605% 10/20/2027(c)	513,000	517,685
Fortress Credit Opportunities IX CLO Ltd. 2017-9A A1T, FRN — 4.068% 11/15/2029(b)(c)	683,000	679,101
Fortress Credit Opportunities IX CLO Ltd. 2017-9A E, FRN — 9.768% 11/15/2029(b)(c)	328,000	318,078
Fortress Credit Opportunities VII CLO, Ltd. 2016-7I E, 3M USD LIBOR + 7.490% — 9.90% 12/15/2028(b)	561,000	509,091
Halcyon Loan Advisors Funding 2015-3A A1R, 3M USD LIBOR + 0.90% — 3.501% 10/18/2027(b)(c)	1,089,000	1,085,260
Halcyon Loan Advisors Funding 2015-1A AR, FRN — 3.512% 4/20/2027(b)(c)	1,303,216	1,299,922
Halcyon Loan Advisors Funding 2014-3A AR, 3M USD LIBOR + 1.100% — 3.692% 10/22/2025(b)(c)	357,366	357,369
Hercules Capital Funding Trust 2018-1A A — 4.605% 11/22/2027(c)	485,000	501,919
Hercules Capital Funding Trust 2019-1A A — 4.703% 2/20/2028(c)	910,000	920,076
Ivy Hill Middle Market Credit Fund VII Ltd. — 3.851% 7/18/2030(b)(c)	604,000	594,028
Ivy Hill Middle Market Credit Fund VII Ltd. 7A AR, FRN — 4.122% 10/20/2029(b)(c)	250,000	249,806
Oaktree CLO Ltd. 2014-2A A1BR — 2.953% 10/20/2026(c)	241,628	241,304
Saranac CLO III Ltd. 2014-3A ALR, FRN — 3.443% 6/22/2030(b)(c)	632,000	630,574
Silvermore CLO Ltd. 2014-1A A1R, 3M USD LIBOR + 1.170% — 3.688% 5/15/2026(b)(c)	454,845	455,138
Symphony CLO XII Ltd. 2013-12A B2R — 3.389% 10/15/2025(c)	427,000	428,022
Telos CLO 2013-3A AR, 3M USD LIBOR + 1.300% — 3.888% 7/17/2026(b)(c)	474,000	474,224
Telos CLO 2013-3A BR, 3M USD LIBOR + 2.000% — 4.588% 7/17/2026(b)(c)	550,000	549,013
Telos CLO Ltd. 2014-5A A1R, FRN — 3.538% 4/17/2028(b)(c)	828,000	825,128
THL Credit Wind River CLO Ltd. 2016-1A AR, FRN — 3.647% 7/15/2028(b)(c)	640,000	637,962
VCO CLO LLC 2018-1A A, FRN — 4.092% 7/20/2030(b)(c)	607,000	607,565
Wellfleet CLO Ltd. 2016-1A AR, FRN — 3.502% 4/20/2028(b)(c)	629,000	626,663

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019
(Unaudited)

BONDS & DEBENTURES (Continued)	Principal Amount	Fair Value
West CLO Ltd. 2014-2A A1BR — 2.724% 1/16/2027(c)	$208,867	$208,299
West CLO Ltd. 2013-1A A2BR — 3.393% 11/7/2025(c)	250,000	250,823
Zais CLO 2 Ltd. 2014-2A A1BR — 2.92% 7/25/2026(c)	179,042	178,954
		$16,568,162
CREDIT CARD — 1.2%
American Express Credit Account Master Trust 2017-6 B — 2.20% 5/15/2023	$1,002,000	$1,002,164
Golden Credit Card Trust 2018-1A A — 2.62% 1/15/2023(c)	798,000	802,629
Synchrony Card Funding LLC 2019-A2 A — 2.34% 6/16/2025	1,070,000	1,069,922
Synchrony Card Issuance Trust 2018-A1 A1 — 3.38% 9/15/2024	1,279,000	1,309,611
		$4,184,326
EQUIPMENT — 4.3%
ARI Fleet Lease Trust 2019-A A2A — 2.41% 11/15/2027(c)	$385,000	$385,664
ARI Fleet Lease Trust 2018-A A3 — 2.84% 10/15/2026(c)	340,000	342,821
Ascentium Equipment Receivables Trust 2017-2A A3 — 2.31% 12/10/2021(c)	288,000	288,255
Avis Budget Rental Car Funding AESOP LLC 2015-1A A — 2.50% 7/20/2021(c)	1,282,000	1,283,291
Avis Budget Rental Car Funding AESOP LLC 2015-2A A — 2.63% 12/20/2021(c)	616,000	617,613
Avis Budget Rental Car Funding AESOP LLC 2019-1A A — 3.45% 3/20/2023(c)	238,000	243,680
Chesapeake Funding II LLC 2017-4A A1 — 2.12% 11/15/2029(c)	465,220	464,034
Coinstar Funding LLC Series 2017-1A A2 — 5.216% 4/25/2047(c)	223,440	231,190
Enterprise Fleet Financing LLC 2017-1 A3 — 2.60% 7/20/2022(c)	275,000	275,493
GreatAmerica Leasing Receivables Funding LLC Series 2017-1 A4 — 2.36% 1/20/2023(c)	177,000	176,851
GreatAmerica Leasing Receivables Funding LLC Series 2018-1 A4 — 2.83% 6/17/2024(c)	210,000	212,185
GreatAmerica Leasing Receivables Funding LLC Series 2017-1 C — 2.89% 1/22/2024(c)	250,000	250,978
Hertz Fleet Lease Funding LP 2018-1 A2 — 3.23% 5/10/2032(c)	409,000	411,079
John Deere Owner Trust 2019 A A4 — 3.00% 1/15/2026	236,000	242,040
John Deere Owner Trust 2018-B A4 — 3.23% 6/16/2025	620,000	636,324
John Deere Owner Trust 2018 2018-A A4 — 2.91% 1/15/2025	598,000	604,202
Kubota Credit Owner Trust 2018-1A A3 — 3.10% 8/15/2022(c)	1,009,000	1,023,163
MMAF Equipment Finance LLC 2017-B A3 — 2.21% 10/17/2022(c)	499,000	498,425
NextGear Floorplan Master Owner Trust 2017-2A B — 3.02% 10/17/2022(c)	498,000	500,399
NextGear Floorplan Master Owner Trust 2018-1A A2 — 3.22% 2/15/2023(c)	300,000	303,077
Prop Series 2017-1A — 5.30% 3/15/2042(d)	649,047	638,509
Verizon Owner Trust 2019 A A1A — 2.93% 9/20/2023	652,000	663,473
Verizon Owner Trust 2019 A B — 3.02% 9/20/2023	296,000	303,073
Verizon Owner Trust 2017-2A B — 2.22% 12/20/2021	645,000	644,426
Verizon Owner Trust 2019-B B — 2.40% 12/20/2023	701,000	703,543
Verizon Owner Trust 2017-1A B — 2.45% 9/20/2021(c)	918,000	918,514
Verizon Owner Trust 2018-1A B — 3.05% 9/20/2022(c)	553,000	559,828
Verizon Owner Trust 2018-A B — 3.38% 4/20/2023	593,000	610,644
Volvo Financial Equipment LLC Series 2017-1A A4 — 2.21% 11/15/2021(c)	159,000	158,852
Volvo Financial Equipment LLC Series 2018-1A A3 — 2.54% 2/15/2022(c)	987,000	988,745
Wheels SPV 2 LLC 2018-1A A3 — 3.24% 4/20/2027(c)	291,000	296,632
		$15,477,003
OTHER — 2.8%
Conn Funding II LP 2017-B B — 4.52% 4/15/2021(c)	$58,140	$58,232
New Residential Advance Receivables Trust 2016-T4 AT4 — 3.107% 12/15/2050(c)	1,345,000	1,345,063
New Residential Advance Receivables Trust Advance Receivables Backed Notes 2017-T1 AT1 — 3.214% 2/15/2051(c)	1,262,000	1,275,804
New Residential Mortgage LLC 2018-FNT1 A — 3.61% 5/25/2023(c)	617,308	616,922
New Residential Mortgage LLC 2018-FNT2 A — 3.79% 7/25/2054(c)	720,708	720,401
NRZ Excess Spread-Collateralized Notes Series 2018-PLS1 A — 3.193% 1/25/2023(c)	309,153	308,960
NRZ Excess Spread-Collateralized Notes Series 2018-PLS2 A — 3.265% 2/25/2023(c)	349,558	349,339
Panhandle-Plains Student Finance Corp. 2001-1 A2 — 3.912% 12/1/2031(b)	400,000	397,260

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019
(Unaudited)

BONDS & DEBENTURES (Continued)	Principal Amount	Fair Value
PFS Financing Corp. 2017-BA A2 — 2.22% 7/15/2022(c)	$588,000	$585,083
PFS Financing Corp. 2017-D A — 2.40% 10/17/2022(c)	430,000	430,391
PFS Financing Corp. 2017-BA B — 2.57% 7/15/2022(c)	195,000	194,184
PFS Financing Corp. 2017-D B — 2.74% 10/17/2022(c)	202,000	201,625
PFS Financing Corp. 2018-B A — 2.89% 2/15/2023(c)	1,085,000	1,093,412
PFS Financing Corp. 2018-B B — 3.08% 2/15/2023(c)	191,000	192,588
PFS Financing Corp. 2018-D A — 3.19% 4/17/2023(c)	846,000	857,666
PFS Financing Corp. 2018-D B — 3.45% 4/17/2023(c)	421,000	426,760
PFS Financing Corp. 2018-F A — 3.52% 10/15/2023(c)	698,000	707,840
PFS Financing Corp. 2018-F B — 3.77% 10/15/2023(c)	126,000	128,159
		$9,889,689
TOTAL ASSET-BACKED SECURITIES (Cost $56,344,227)		$56,633,634
CORPORATE BONDS & NOTES — 0.5%
COMMUNICATIONS — 0.1%
Cisco Systems, Inc. — 2.45% 6/15/2020	$496,000	$497,182
CONSUMER, CYCLICAL — 0.0%
Continental Airlines 2000-1 Class B Pass Through Trust — 8.388% 5/1/2022	$753	$824
CONSUMER, NON-CYCLICAL — 0.2%
StoneMor Partners LP / Cornerstone Family Services of West Virginia Subsidiary — 9.875% 6/30/2024(d)(f)	$725,000	$699,625
ENERGY — 0.2%
Bristow Group, Inc. — 8.75% 3/1/2023(c)	$129,000	$123,195
PHI, Inc. — 5.25% 3/15/2019	1,309,000	615,230
		$738,425
TECHNOLOGY — 0.0%
Oracle Corp. — 3.875% 7/15/2020	$21,000	$21,349
TOTAL CORPORATE BONDS & NOTES (Cost $2,641,105)		$1,957,405
CORPORATE BANK DEBT — 1.4%
ABG Intermediate Holdings 2 LLC, 1M USD LIBOR + 7.750 — 10.152% 9/29/2025(e)	$435,000	$428,114
BJ Services Inc., 3M USD LIBOR + 7.000% — 9.590% 1/3/2023(d)(e)(f)	1,150,000	1,139,717
General Nutrition Centers, Inc., 1M USD LIBOR + 7.000% — 9.410% 12/31/2022(e)	376,000	379,448
JC Penney Corp., Inc., 3M USD LIBOR + 4.250% — 6.771% 6/23/2023(e)	576,229	498,439
Logix Holding Co. LLC TL 1L, 1M USD LIBOR + 5.750% — 8.152% 12/22/2024(e)	293,895	293,301
MB2LTL, 11/30/2023(d)(e) 1M USD LIBOR + 9.250 — 11.580% 3M USD LIBOR + 9.250 — 11.580%	40,000 144,000	40,110 144,398
OTGTL, 3M USD LIBOR + 7.000% — 9.568% 8/23/2021(d)(e)	677,000	674,928
SDTL, 11/22/2021(d)(e) 1M USD LIBOR + 4.500 — 6.902% 3M USD LIBOR + 4.500 — 6.830%	140,304 161,500	139,977 161,124
Transform SR Holdings LLC Term Loan B, 1M USD LIBOR + 7.250% — 9.654% 2/12/2024(e)	159,000	158,353
Xplornet Communication, Inc., 3M USD LIBOR + 4.000% — 6.330% 9/9/2021(e)	545,155	547,434
ZW1L, 1M USD LIBOR + 5.000% — 7.580% 11/16/2022(d)(e)	360,750	362,359
ZW2L, 1M USD LIBOR + 9.000% — 11.590% 11/16/2023(d)(e)	82,491	83,618
TOTAL CORPORATE BANK DEBT (Cost $5,091,099)		$5,051,320

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019
(Unaudited)

BONDS & DEBENTURES (Continued)	Principal Amount	Fair Value
U.S. TREASURIES — 2.4%
U.S. Treasury Bills — 0.00% 7/2/2019	$2,642,000	$2,641,857
U.S. Treasury Notes — 1.75% 4/30/2022	2,951,000	2,952,698
U.S. Treasury Notes — 1.875% 4/30/2022	2,919,000	2,929,937
TOTAL U.S. TREASURIES (Cost $8,504,039)		$8,524,492
TOTAL BONDS & DEBENTURES — 32.3% (Cost $115,877,452)		$115,993,031
TOTAL INVESTMENT SECURITIES — 94.7% (Cost $305,022,847)		$340,509,055
SHORT-TERM INVESTMENTS — 5.1%
State Street Bank Repurchase Agreement — 0.50% 7/1/2019 (Dated 06/28/2019, repurchase price of $18,207,759, collateralized by $18,035,000 principal amount U.S. Treasury Notes — 2.75% 2021, fair value $18,571,595)(g)	$18,207,000	$18,207,000
TOTAL SHORT-TERM INVESTMENTS (Cost $18,207,000)		$18,207,000
TOTAL INVESTMENTS — 99.8% (Cost $323,229,847)		$358,716,055
Other Assets and Liabilities, net — 0.2%		546,786
NET ASSETS — 100.0%		$359,262,841

(a)  Non-income producing security.

(b)  Variable/Floating Rate Security — The rate shown is based on the latest available information as of June 30, 2019. For Senior Loan Notes, the rate shown may represent a weighted average interest rate. Certain variable rate securities are not based on a published rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(c)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d)  Investments categorized as a significant unobservable input (Level 3) (See Note 6 of the Notes to Financial Statements).

(e)  Restricted securities. These restricted securities constituted 1.41% of total net assets at June 30, 2019, most of which are considered liquid by the Adviser. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under policies adopted by authority of the Fund's Board of Directors.

(f)  These securities have been valued in good faith under policies adopted by authority of the Board of Director in accordance with the Fund's fair value procedures. These securities constituted 0.51% of total net assets at June 30, 2019.

(g)  Security pledged as collateral (See Note 7 of the Notes to Financial Statements).

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS —
RESTRICTED SECURITIES

June 30, 2019
(Unaudited)

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
ABG Intermediate Holdings 2 LLC, 1M USD LIBOR + 7.750% — 10.152% 9/29/2025	09/26/2017, 04/11/2018, 07/03/2018, 06/21/2018, 11/02/2018, 12/03/2018	$434,585	$428,114	0.12%
BJ Services Inc., 3M USD LIBOR + 7.000% — 9.59% 1/3/2023	1/28/2019	1,139,733	1,139,717	0.33%
General Nutrition Centers, Inc., 1M USD LIBOR + 7.000% — 9.410% 12/31/2022	12/21/2018	376,000	379,448	0.11%
JC Penney Corp., Inc., 3M USD LIBOR + 4.250% — 6.771% 6/23/2023	10/4/2017, 10/5/2017, 10/6/2017, 10/11/2017, 11/19/2018, 11/27/2018	556,618	498,439	0.14%
Logix Holding Co. LLC TL 1L, 1M USD LIBOR + 5.750% — 8.152% 12/22/2024	08/11/2017	291,568	293,301	0.08%
MB2LTL, 11/30/2023 1M USD LIBOR + 9.250% — 11.580% 3M USD LIBOR + 9.250% — 11.580%	12/02/2016, 01/31/2017 12/02/2016, 01/31/2017	39,573 142,462	40,110 144,398	0.01% 0.04%
OTGTL, 3M USD LIBOR 7.000% — 9.568% 8/23/2021	08/26/2016, 02/28/2017, 05/26/2017, 06/14/2017, 08/26/2017, 08/30/2017, 11/30/2017, 01/26/2018, 03/08/2018, 05/09/2018, 05/15/2018, 06/13/2018, 07/13/2018, 08/17/2018, 10/10/2018	670,560	674,928	0.19%
SDTL, 11/22/2021 1M USD LIBOR + 4.500% — 6.902% 3M USD LIBOR + 4.500% — 6.830%	12/22/2016 12/22/2016	138,814 159,785	139,977 161,124	0.04% 0.04%
Transform SR Holdings LLC TL B, 1M USD LIBOR + 7.250% — 9.654% 2/11/2024	2/11/2019, 2/19/2019	157,495	158,353	0.04%
Xplornet Communication, Inc., 3M USD LIBOR + 4.000% — 6.330% 9/9/2021	09/08/2016, 09/20/2016, 10/7/2016, 10/14/2016 05/22/2017, 10/18/2017	543,726	547,434	0.15%
ZW1L, 1M USD LIBOR + 5.000% — 7.580% 11/16/2022	11/17/2016	358,560	362,359	0.10%
ZW2L, 1M USD LIBOR + 9.000% — 11.590% 11/16/2023	11/17/2016	81,620	83,618	0.02%
TOTAL RESTRICTED SECURITIES		$5,091,099	$5,051,320	1.41%

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
STATEMENT OF ASSETS AND LIABILITIES

June 30, 2019
(Unaudited)

ASSETS
Investment securities — at fair value (identified cost $305,022,848)	$340,509,055
Short-term investments — at amortized cost (maturities 60 days or less)	18,207,000
Cash	298
Foreign currencies at value (identified cost $9)	9
Receivable for:
Dividends and interest	714,845
Investment securities sold	229,170
Prepaid expenses and other assets	1,399
Total assets	359,661,776
LIABILITIES
Payable for:
Advisory fees	201,457
Investment securities purchased	63,680
Capital Stock repurchased	21,886
Accrued expenses and other liabilities	111,912
Total liabilities	398,935
NET ASSETS	$359,262,841
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — par value $1 per share; authorized 12,000,000 shares; outstanding 8,478,990 shares	$8,478,990
Additional Paid-in Capital	314,995,399
Distributable earnings	35,788,452
NET ASSETS	$359,262,841
NET ASSET VALUE
Common Stock net asset value per share	$42.37
Common Stock market price per share	$36.57

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
STATEMENT OF OPERATIONS

For the six months ended June 30, 2019
(Unaudited)

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $67,141)	$2,384,977
Interest	2,041,077
Total investment income	4,426,054
EXPENSES
Advisory fees	1,210,762
Audit and tax services fees	96,918
Reports to shareholders	86,670
Director fees and expenses	75,292
Transfer agent fees and expenses	71,247
Custodian fees	45,575
Legal fees	41,550
Filing fees	12,397
Administrative services fees	9,166
Other professional fees	8,299
Other	4,465
Total expenses	1,662,341
Net investment income	2,763,713
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on:
Investments	(2,690,439)
Investments in foreign currency transactions	(6,170)
Net change in unrealized appreciation (depreciation) of:
Investments	44,019,226
Translation of foreign currency denominated amounts	657
Net realized and unrealized gain	41,323,274
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$44,086,987

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended June 30, 2019 (Unaudited)	Year ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$2,763,713	$4,716,009
Net realized gain (loss)	(2,696,609)	31,881,950
Net change in unrealized appreciation (depreciation)	44,019,883	(64,365,565)
Net increase (decrease) in net assets resulting from operations	44,086,987	(27,767,606)
Distributions to shareholders	(4,251,327)	(36,032,998)
Capital Stock transactions:
Cost of Capital Stock repurchased	(2,442,782)	(2,593,872)
Net decrease from Capital Stock transactions	(2,442,782)	(2,593,872)
Total change in net assets	37,392,878	(66,394,476)
NET ASSETS
Beginning of period	321,869,963	388,264,439
End of period	$359,262,841	$321,869,963
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock repurchased	(68,443)	(69,931)
Change in Capital Stock outstanding	(68,443)	(69,931)

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
FINANCIAL HIGHLIGHTS

Selected data for each share of Capital Stock outstanding throughout each period

	Six months ended June 30, 2019	Year ended December 31,
	(Unaudited)	2018	2017	2016	2015	2014
Per share operating performance:
Net asset value at beginning of period	$37.66	$45.06	$41.12	$73.07	$80.44	$73.94
Income from investment operations:
Net investment income(1)	$0.32	$0.55	$0.50	$0.40	$0.02	$0.14
Net realized and unrealized gain (loss) on investment securities	4.85	(3.79)	5.17	2.82	(3.39)	10.56
Total from investment operations	$5.17	$(3.24)	$5.67	$3.22	$(3.37)	$10.70
Distributions to Common shareholders:
Dividends from net investment income	$(0.50)	$(0.42)	$(0.71)	$(1.58)	$(0.04)	$(0.18)
Distributions from net realized capital gains	—	(3.78)	(1.02)	(33.65)	(3.96)	(4.02)
Total distributions	$(0.50)	$(4.20)	$(1.73)	$(35.23)	$(4.00)	$(4.20)
Capital Stock Repurchased	$0.04	$0.04	— *	$0.01	—	—
Capital contributions(4)	—	—	—	$0.05	—	—
Net asset value at end of period	$42.37	$37.66	$45.06	$41.12	$73.07	$80.44
Per share market value at end of period	$36.57	$32.55	$40.76	$35.95	$66.26	$72.13
Total investment return(2)	13.91%	(7.69)%	18.42%	8.13%	(2.76)%	14.20%
Net asset value total return(3)	13.92%	(10.30)%	14.01%	9.05%	(4.38)%	14.90%
Ratios/supplemental data:
Net assets, end of period (in $000's)	$359,263	$321,870	$388,264	$355,331	$632,454	$696,239
Ratios based on average net assets applicable to common Stock:
Expenses	0.96%†	0.91%	0.94%	0.91%	0.85%	0.80%
Net investment income	1.59%†	1.23%	1.16%	0.87%	0.03%	0.19%
Portfolio turnover rate	15%†	59%	30%	35%	39%	6%

*  Rounds to less than $0.01 per share.

†  Annualized.

(1)  Per share amount is based on average shares outstanding.

(2)  Based on market value per share, adjusted for reinvestment of distributions.

(3)  Based on net asset value per share, adjusted for reinvestment of distributions.

(4)  In 2016, 0.13% of the Fund's net asset value total return was the result of the Adviser's reimbursement of trade errors.

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS

June 30, 2019
(Unaudited)

NOTE 1—Significant Accounting Policies

Source Capital, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The investment objective of the Fund is to seek maximum total return for Common shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital. The Fund qualifies as an investment company pursuant to Financial Accounting Standard Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services—Investment Companies. The significant accounting policies followed by the Fund in the preparation of its financial statements include the following:

A. Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America, ("U.S. GAAP"). The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Disclosure of Fair Value Measurements.

B. Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

C. Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency fair value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the statement of operations. Distributions payable on the Common Stock are recorded on the ex-dividend date.

D. Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2018-13, Fair Value Measurement (Topic 820)—Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. The amendments eliminate certain disclosure requirements for fair value measurements for all entities, requires public entities to disclose certain new information and modifies some disclosure requirements. The new guidance is effective for all entities for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. An entity is permitted to early adopt either the entire standard or only the provisions that eliminate or modify requirements. The Adviser is currently evaluating the impact of this new guidance on the Fund's financial statements.

NOTE 2—Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities (Long): The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including; those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. In addition, the emphasis on a value-oriented investment approach by the Fund's investment adviser, First Pacific Advisors, LP ("Adviser"), generally results in the Fund's portfolio being invested primarily in medium or smaller sized companies. Smaller companies may be subject to a greater degree of change in earnings and business prospects than larger, more established companies, and smaller companies are often more reliant on key products or personnel than larger companies. Also, securities of smaller companies are traded in lower volumes than those issued by larger companies and may be more volatile than those of larger companies. The Fund's foreign investments are subject to additional risks such as, foreign markets could go down or prices of the Fund's foreign investments could go down because of unfavorable changes in foreign currency exchange rates, foreign government actions, social, economic or political instability or other factors that can adversely affect investments in foreign countries. These factors can also make foreign securities less liquid, more volatile and harder to value than U.S. securities. In light of these characteristics of smaller companies and their securities, the Fund may be subjected to greater risk than that assumed when investing in the equity securities of larger companies.

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2019
(Unaudited)

Interest Rate and Credit Risk: The values of, and the income generated by, most debt securities held by the Fund may be affected by changing interest rates and by changes in the effective maturities and credit rating of these securities. For example, the value of debt securities in the Fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities. Debt securities are subject to credit risk, meaning that the issuer of the debt security may default or fail to make timely payments of principal or interest. The values of any of the Fund's investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are generally subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its fair value equals or exceeds the current fair value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a fair value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

NOTE 3—Capital Stock

The Fund did not issue any shares of Common Stock under its Dividend Reinvestment Plan for shareholders during the period ended June 30, 2019. During the period ended June 30, 2019, the Fund repurchased 68,443 of its outstanding shares at a weighted-average discount of 12.90% from net asset value per share. These repurchases were made pursuant to the stock repurchase program approved annually by the Fund's Board of Directors. Under the program, the Fund is authorized to make open-market repurchases of its common stock of up to 10% of the Fund's outstanding shares during the twelve-month period beginning January 1, 2019. The Fund expects to repurchase its common stock when the discount to NAV of the trading price of its common stock on the NYSE is greater than 10%, subject to various factors, including the ability of the Fund to raise cash to repurchase shares in a tax-efficient manner.

NOTE 4—Advisory Fees and Other Affiliated Transactions

Pursuant to an investment advisory agreement (the "Agreement"), the Fund pays the Adviser, monthly investment advisory fees calculated at an annual rate of 0.725% for the first $100 million of total net assets, 0.700% for the next $100 million of total net assets, and 0.675% for any total net assets in excess of $200 million. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of brokerage and research services, legal expenses related to portfolio securities, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

For the period ended June 30, 2019, the Fund paid aggregate fees and expenses of $75,292 to all Directors who are not affiliated persons of the Adviser.

NOTE 5—Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code (the "Code") and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

Cost of purchases of investment securities (excluding short-term investments) aggregated $23,900,092 for the period ended June 30, 2019. The proceeds and cost of securities sold resulting in net realized loss of $2,690,439 aggregated $31,937,173 and $34,627,612, respectively, for the period ended June 30, 2019. Realized gains or losses are based on the specific identification method.

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2019
(Unaudited)

The cost of investment securities held at June 30, 2019, was $305,022,847 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investment at June 30, 2019, for federal income tax purposes was $46,567,821 and $11,081,613, respectively resulting in net unrealized appreciation of $35,486,208. As of and during the period ended June 30, 2019, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The statute of limitations remains open for the last 3 years, once a return is filed. No examinations are in progress at this time.

NOTE 6—Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter ("OTC") market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. However, most fixed income securities are generally valued at prices obtained from pricing vendors and brokers. Vendors value such securities based on one or more of the following inputs: transactions, bids, offers quotations from dealers and trading systems, spreads and other relationships observed in the markets among comparable securities, benchmarks, underlying equity of the issuer, and proprietary pricing models such as cash flows, financial or collateral performance and other reference data (includes prepayments, defaults, collateral, credit enhancements, and interest rate volatility). Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Fund's Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of June 30, 2019:

Investments	Level 1	Level 2	Level 3	Total
Common Stocks
Internet Media	$32,653,011	$—	$—	$32,653,011
Diversified Banks	22,215,228	—	—	22,215,228
Aircraft & Parts	22,134,983	—	—	22,134,983
Semiconductor Devices	20,839,738	—	—	20,839,738
Cable & Satellite	17,679,938	—	—	17,679,938
P&C Insurance	15,539,112	—	—	15,539,112
Cement & Aggregates	14,017,049	—	—	14,017,049
Electrical Components	8,429,119	—	—	8,429,119
Infrastructure Software	7,995,001	—	—	7,995,001
Investment Companies	7,322,856	—	—	7,322,856
Midstream—Oil & Gas	6,772,491	—	—	6,772,491
Banks	6,211,128	—	—	6,211,128
Insurance Brokers	6,109,747	—	—	6,109,747
Consumer Finance	5,590,627	—	—	5,590,627
E-Commerce Discretionary	4,814,505	—	—	4,814,505
Mining Services	4,426,564	—	—	4,426,564

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2019
(Unaudited)

Investments	Level 1	Level 2	Level 3	Total
Generic Pharmaceuticals	$3,685,573	$—	$—	$3,685,573
Home Improvement	2,863,720	—	—	2,863,720
Application Software	2,448,435	—	—	2,448,435
Food & Drug Stores	2,086,092	—	—	2,086,092
Medical Equipment	1,883,604	—	—	1,883,604
Closed End Fund
Internet Media	8,797,503	—	—	8,797,503
Commercial Mortgage-Backed Securities
Agency	—	1,531,262	—	1,531,262
Agency Stripped	—	6,571,241	—	6,571,241
Non-Agency	—	4,315,727	—	4,315,727
Residential Mortgage-Backed Securities
Agency Collateralized Mortgage Obligation	—	5,429,156	—	5,429,156
Agency Pool Fixed Rate	—	16,283,187	—	16,283,187
Non-Agency Collateralized Mortgage Obligation	—	9,695,607	—	9,695,607
Asset-Backed Securities
Auto	—	10,514,454	—	10,514,454
Collateralized Loan Obligation	—	16,568,162	—	16,568,162
Credit Card	—	4,184,326	—	4,184,326
Equipment	—	14,838,494	638,509	15,477,003
Other	—	9,889,689	—	9,889,689
Corporate Bonds & Notes	—	1,257,780	699,625	1,957,405
Corporate Bank Debt	—	2,305,089	2,746,231	5,051,320
U.S. Treasuries	—	8,524,492	—	8,524,492
Short-Term Investment	—	18,207,000	—	18,207,000
	$224,516,024	$130,115,666	$4,084,365	$358,716,055

The following table summarizes the Fund's Level 3 investment securities and related transactions during the period ended June 30, 2019:

Investments	Beginning Value at December 31, 2018	Net Realized and Unrealized Gains (Losses)*	Purchases	(Sales)	Gross Transfers In (Out)	Ending Value at June 30, 2019	Net Change in Unrealized Appreciation (Depreciation) related to Investments held at June 30, 2019
Residential Mortgage-Backed Securities Non-Agency Collateralized Mortgage Obligation	$353,935	$6,373	—	—	$(360,308)	—	—
Asset-Backed Securities Equipment	883,324	4,481	—	$(249,296)	—	$638,509	$4,335
Asset-Backed Securities Other	1,252,402	7,978	—	(863,120)	(397,260)	—	—
Corporate Bonds & Notes	100,723	(15,712)	$725,000	(110,386)	—	699,625	(44)
Corporate Bank Debt	1,672,614	3,019	1,502,763	(432,165)	—	2,746,231	(1,241)
	$4,262,998	$6,139	$2,227,763	$(1,654,967)	$(757,568)	$4,084,365	$3,050

*  Net realized and unrealized gains (losses) are included in the related amounts in the statement of operations.

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2019
(Unaudited)

Level 3 Valuation Process: Investments classified within Level 3 of the fair value hierarchy are valued by the Adviser in good faith under procedures adopted by authority of the Fund's Board of Directors. The Adviser employs various methods to determine fair valuations including regular review of key inputs and assumptions, and review of related market activity, if any. However, there are generally no observable trade activities in these securities. The Adviser reports to the Board of Directors at their regularly scheduled quarterly meetings, or more often if warranted. The report includes a summary of the results of the process, the key inputs and assumptions noted, and any changes to the inputs and assumptions used. When appropriate, the Adviser will recommend changes to the procedures and process employed. The value determined for an investment using the fair value procedures may differ significantly from the value realized upon the sale of such investment. Transfers of investments between different levels of the fair value hierarchy are recorded at fair value as of the end of the reporting period. There were no transfers between Level 1 and 2.

There were transfers of $757,568 out of Level 3 into Level 2 during the period ended June 30, 2019. Transfers out were due to change from single broker quoted to vendor priced.

The following table summarizes the quantitative inputs and assumptions used for items categorized as items categorized as Level 3 of the fair value hierarchy as of June 30, 2019:

Financial Assets	Fair Value at June 30, 2019	Valuation Technique(s)	Unobservable Inputs	Price/Range
Asset-Backed Securities — Equipment	$638,509	Third-Party Broker Quote(a)	Quotes/Prices	$98.38
Corporate Bonds & Notes Consumer, Non-Cyclical	$699,625	Third-Party Broker Quote(a)	Quotes/Prices	$96.50
Corporate Bank Debt	$2,746,231	Pricing Vendor	Prices	$99.11-$101.37

(a)  The Third-Party Broker Quote technique involves obtaining an independent third-party broker quote for the security.

NOTE 7—Collateral Requirements

FASB Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Fund discloses both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Fund discloses collateral received and posted in connection with master netting agreements or similar arrangements.

The following table presents the Fund's repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of June 30, 2019, are as follows:

Counterparty	Gross Assets (Liabilities) in the Statement of Assets and Liabilities	Collateral (Received) Pledged		Net Amount of Assets (Liabilities)*
State Street Bank and Trust Company	$18,207,000	$(18,207,000	)**	—

*  Represents the net amount receivable from the counterparty in the event of default.

**  Collateral with a value of $18,571,595 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

SOURCE CAPITAL, INC.
DIRECTOR AND OFFICER INFORMATION

(Unaudited)

Sandra Brown, Mark L. Lipson, Alfred E. Osborne, Jr., A. Robert Pisano, and Patrick B. Purcell are all Directors of the Fund who are not "interested persons" of the Fund, as that term is defined in the 1940 Act (collectively, the "Independent Trustees"). Trustees serve until their resignation, removal or retirement.

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Director of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Director	Other Directorships Held by Director During the Past Five Years
Independent Directors
Sandra Brown, 1955	Director	2016	Consultant (since 2009). Formerly, CEO and President of Transamerica Financial Advisers, Inc. (1999-2009); President, Transamerica Securities Sales Corp. (1998-2009); Vice President, Bank of America Mutual Fund Administration (1990-1998). Director/Trustee of FPA Capital, Inc., FPA Funds Trust, FPA New Income, Inc., FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc. (since October 2016).	8	None
Mark L. Lipson, 1949	Director & Chairman	2015	Registered Investment Adviser, ML2 Advisors, LLC (since 2014). Formerly Managing Director, Bessemer Trust (2007-2014) and US Trust (2003-2006); Chairman and CEO of the Northstar Mutual Funds (1993-2001); and President and CEO of the National Mutual Funds (1988-1993). Director/Trustee of FPA Capital, Inc., FPA Funds Trust, FPA New Income, Inc., FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc. (since October 2015).	8	None
Alfred E. Osborne, Jr., 1944	Director	2013	Senior Associate Dean (since July 2019), Professor and Faculty Director (since July 2018), Interim Dean (July 2018-June 2019), Price Center for Entrepreneurship and Innovation at the John E. Anderson School of Management at UCLA. Dr. Osborne has been at UCLA since 1972. Director/Trustee of FPA Capital Fund, Inc. and FPA New Income, Inc. (since 1999), of FPA Funds Trust (since 2002), of FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc. (since 2013).	8	Kaiser Aluminum, and Wedbush, Inc.
A. Robert Pisano, 1943	Director	2013	Consultant (since 2012). Formerly, President and Chief Operating Officer of The Motion Picture Association of America, Inc. (October 2005-2011). Formerly, National Executive Director and Chief Executive Officer of The Screen Actors Guild (2001-2005). Director/Trustee of FPA Paramount Fund, Inc. and FPA U.S. Value Fund, Inc. (since 2012), and of FPA Capital, Inc., FPA Funds Trust, FPA New Income, Inc. and Source Capital, Inc. (since 2013).	8	Resources Global Professionals
Patrick B. Purcell, 1943	Director	2010	Retired (since 2000). Formerly, Consultant to Paramount Pictures 1998-2000; Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures (1983-1998). Director/Trustee of FPA Capital, Inc., FPA Funds Trust and FPA New Income, Inc. (since 2006), of Source Capital, Inc. (since 2010), of FPA U.S. Value Fund, Inc. and FPA Paramount Fund, Inc. (since 2012).	8	None

SOURCE CAPITAL, INC.
DIRECTOR AND OFFICER INFORMATION

(Unaudited) (Continued)

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Director of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Director	Other Directorships Held by Director During the Past Five Years
"Interested" Director(2)
J. Richard Atwood, 1960	Director	2016	Director and President of FPA GP, Inc., the General Partner of the Adviser (since October 2018). Director/Trustee of each FPA Fund (since 2016). President of each FPA Fund (since 2015). Formerly, Managing Partner of FPA (2006-2018). Formerly, until 2015, Treasurer of each FPA Fund for more than the past five years.	8	None

(1)  The address of each Director is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025.

(2)  "Interested person" within the meaning of the 1940 Act by virtue of their affiliation with the Fund's Adviser.

Ms. Brown and Messrs. Lipson, Osborne, Pisano and Purcell serve as members of the audit committee of certain investment companies managed by First Pacific Advisors, LLC ("FPA"), the Fund's investment adviser. The Fund's Board of Directors has considered the matter of their simultaneous service and determined that serving simultaneously as a member of these audit committees does not impair their ability to serve as a member of the Audit Committee of the Fund.

The Fund's schedule of portfolio holdings, filed the first and third quarter on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling 1-202-551-8090. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-982-4372.

The Fund's complete proxy voting record for the 12 months ended June 30, 2018, is available without charge, upon request, by calling 1-800-982-4372 and on the SEC's website at www.sec.gov.

The Fund's Audit Committee Charter is available on its website, www.fpa.com, and is available without charge, upon request, by calling 1-800-982-4372. The Fund's Annual CEO Certification as required by the NYSE's Corporate Governance listing standards for the fiscal year ended December 31, 2018, was submitted to the NYSE on May 23, 2019. The Fund's Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund's Form N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov. Additional information about the Fund is available online at www.fpa.com. This information includes, among other things, holdings, top sectors and performance, and is updated on or about the 15th business day after the end of each quarter.

SOURCE CAPITAL, INC.
DIRECTOR AND OFFICER INFORMATION

(Unaudited) (Continued)

Officers of the Fund. Officers of the Fund are elected annually by the Board.

Name, Address(1) and Year of Birth	Position with Fund	Year First Elected as Officer of the Fund	Principal Occupation(s) During the Past Five Years
Steven Romick, 1963	Vice President and Portfolio Manager	2015

Director and President of FPA GP, Inc., the General Partner of the Adviser (since October 2018). Vice President (since February 2015) and Portfolio Manager of FPA Crescent Fund, a series of FPA Funds Trust (since June 1993) and of Source Capital, Inc. (since 2015). Formerly, Managing Partner of FPA (2010-2018). Formerly, President of the Trust (2002-2015).

Mark Landecker, 1975	Vice President and Portfolio Manager	2015

Partner of FPA (since December 2013). Formerly, Vice President of FPA (2009-2012). Vice President and Portfolio Manager of Source Capital, Inc. (since December 2015) and Vice President (since May 2015) and Portfolio Manager (since June 2013) of the FPA Crescent Fund, a series of the FPA Funds Trust. Formerly, Managing Director (January 2013-December 2013).

Brian Selmo, 1977	Vice President and Portfolio Manager	2015

Partner of FPA (since December 2013). Vice President and Portfolio Manager of Source Capital, Inc. (since December 2015) and Vice President (since May 2015) and Portfolio Manager (since June 2013) of the FPA Crescent Fund, a series of the FPA Funds Trust. Formerly, Managing Director (January 2013-December 2013).

Thomas. H. Atteberry, 1953	Vice President and Portfolio Manager	2015

Partner of FPA. Vice President and Portfolio Manager of Source Capital, Inc. (since December 2015), Vice President (since June 2015), Portfolio Manager of FPA New Income, Inc. (since November 2004), and Portfolio Manager of FPA Flexible Fixed Income Fund, a series of FPA Funds Trust (since December 2018).

Abhijeet Patwardhan, 1980	Vice President and Portfolio Manager	2015

Partner (since January 2017) and a Director of Research (since April 2015) of FPA. Vice President and Portfolio Manager of Source Capital, Inc. (since December 2015), Vice President and Portfolio Manager of the FPA New Income, Inc. (since November 2015) and Portfolio Manager of FPA Flexible Fixed Income Fund, a series of FPA Funds Trust (since December 2018). Formerly; Managing Director of FPA from November 2015 to January 2017. Formerly, Senior Vice President of FPA from January 2014 to November 2015.

J. Richard Atwood, 1960	President	1997

Director and President of FPA GP, Inc., the General Partner of FPA (since October 2018). Director/Trustee of each FPA Fund (since May 2016). President of each FPA Fund (since February 2015). Formerly, Managing Partner of FPA (2006-2018). Formerly, until February 2015, Treasurer of each FPA Fund for more than the past five years.

Karen E. Richards, 1969	Chief Compliance Officer	2019

Chief Compliance Officer of FPA (since August 2018). Formerly, Deputy Chief Compliance Officer of First Republic Investment Management, LLC (from February 2016 to March 2018), and Vice President, Senior Compliance Officer of Pacific Investment Management Company (from June 2010 to January 2016).

E. Lake Setzler III, 1967	Treasurer	2006

Senior Vice President (since January 2013) and Controller of FPA; and Treasurer of each FPA Fund (since February 2015). Formerly, until February 2015, Assistant Treasurer of each FPA Fund (February 2006 to February 2015).

Rebecca D. Gilding, 1979	Secretary	2019

Vice President and Counsel, State Street Bank and Trust Company (since April 2016). Formerly, Assistant Vice President and Associate Counsel, Brown Brothers Harriman & Co. (September 2013 to April 2016).

(1)  The address for each Officer (except Ms. Gilding) is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025. Ms. Gilding's address is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111.

SOURCE CAPITAL, INC.

(Unaudited)

INVESTMENT ADVISER

First Pacific Advisors, LP
11601 Wilshire Blvd., Suite 1200
Los Angeles, California 90025
(800) 982-4372 or (310) 473-0225

CUSTODIAN AND ADMINISTRATOR

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

LEGAL COUSEL

Dechert LLP
One Bust Street, Suite 1600
San Francisco, California 94104

TRANSFER AND SHAREHOLDER SERVICE AGENT AND REGISTRAR

American Stock Transfer &
Trust Company, LLC
6201 15th Avenue
Brooklyn, New York 11219
(800) 279-1241 or (718) 921-8124
www.amstock.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
725 South Figueroa Street
Los Angeles, California 900017

STOCK EXCHANGE LISTING

New York Stock Exchange: SOR

SUMMARY OF DIVIDEND REINVESTMENT PLAN

Holders of record (other than brokers or nominees of banks and other financial institutions) of Common Stock are eligible to participate in the Dividend Reinvestment Plan ("Plan"), pursuant to which distributions to shareholders are paid in or reinvested in shares of Common Stock of the Fund ("Dividend Shares"). American Stock Transfer & Trust Company, LLC, acts as the "Agent" for Plan participants. All correspondence with the Agent should be sent to: American Stock Transfer & Trust Company, LLC, Attn: Shareholder Relations Department, 6201 15th Avenue, Brooklyn, New York, 11219.

A shareholder may join the Plan by signing and returning an authorization form that may be obtained from the Agent. A shareholder may elect to withdraw from the Plan at any time by written notice to the Agent and thereby elect to receive cash in lieu of Dividend Shares. There is no penalty for withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. The Fund reserves the right to amend or terminate the Plan.

Purchases of the Fund's shares are made by the Agent, on behalf of the participants in the Plan, promptly after receipt of funds, and in no event later than 30 days from such receipt except when restricted under applicable federal securities laws. The Agent purchases outstanding shares in the market when the price plus estimated commissions of the Fund's Common Stock on the NYSE is lower than the Fund's most recently calculated net asset value per share. To the extent that outstanding shares are not available at a cost of less than per share net asset value, the Agent, on behalf of the participants in the Plan, accepts payment of the dividend, or the remaining portion thereof, in authorized but unissued shares of Common Stock of the Fund on the payment date. Such shares are issued at a per share price equal to the higher of (1) the net asset value per share on the payment date, or (2) 95% of the closing market price per share on the payment date. There are no brokerage charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account is the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

For Federal income tax purposes, shareholders who reinvest distributions are treated as receiving distributions in an amount equal to the fair market value, determined as of the payment date, of the shares received if the shares are purchased from the Fund. Such value may exceed the amount of the cash distribution that would have been paid. If outstanding shares are purchased in the open market, the taxable distribution equals the cash distribution that would have been paid. In either event, the cost basis in the shares received equals the amount recognized as a taxable distribution.

In the case of foreign participants whose dividends are subject to United States income tax withholding and in the case of any participants subject to 31% federal backup withholding, the Agent will reinvest dividends after deduction of the amount required to be withheld. All record holders of Common Stock are also offered the opportunity, on a voluntary basis, to send in cash payments of not less than $100 each up to a total of $7,500 per month to purchase additional shares of the Common Stock of the Fund through participation in the Cash Investment Plan ("Cash Plan"). Under the Cash Plan, shares are purchased in the market and no shares are issued by the Fund. A brochure describing the terms and conditions of the Cash Plan, including fees and expenses, is available from the Agent.

SOURCE CAPITAL, INC.

11601 Wilshire Boulevard, Suite 1200
Los Angeles, California 90025

Item 2.  Code of Ethics.

Not applicable to this semi-annual report.

Item 3.  Audit Committee Financial Expert.

Not applicable to this semi-annual report.

Item 4.  Principal Accountant Fees and Services.

Not applicable to this semi-annual report.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to this semi-annual report.

Item 6.  Investments.

(a)                                 Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)                                 Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)                  Not required for this filing.

(a)(2)                  Not required for this filing.

(a)(3)                  Not required for this filing.

(a)(4)                  Not required for this filing.

(b)                                 There have been no changes to any of the registrant’s portfolio managers since last reported in the registrant’s Annual Report dated December 31, 2018 and as filed in Form N-CSR on March 8, 2019 SEC Accession No. 0001104659-19-013549.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

The registrant’s Board of Directors renewed the stock repurchase program at a Meeting of the Board of Directors on November 12, 2018 to repurchase up to 10% of the registrant’s outstanding common stock through December 31, 2019.  During the period ended June 30, 2019, the registrant repurchased 68,443 shares of common stock as further detailed below.

Period	Total Number of Shares Purchased	Average Price Paid Per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
1/1/19 – 1/31/19	14,818	$34.08	14,818	839,925
2/1/19 – 2/28/19	13,507	$35.47	13,507	826,418
3/1/19 – 3/31/19	12,004	$36.07	12,004	814,414
4/1/19 – 4/30/19	9,842	$36.71	9,842	804,572
5/1/19 – 5/31/19	11,562	$36.44	11,562	793,010
6/1/19 – 6/30/19	6,710	$35.84	6,710	786,300

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.

Item 11.  Controls and Procedures.

(a)                                 The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)                                 There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to this semi-annual report.

Item 13.  Exhibits.

(a)(1)                  Not applicable.

(a)(2)                  The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3)                  Not applicable.

(a)(4)                  Not applicable.

(b)                                 The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SOURCE CAPITAL, INC.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	August 29, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	August 29, 2019

By:	/s/ E. Lake Setzler III
E. Lake Setzler III
Treasurer (principal financial officer)

Date:	August 29, 2019